FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
                                    ISSUED BY
                           BMA VARIABLE LIFE ACCOUNT A
                                       AND
                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA


                      SUPPLEMENT DATED NOVEMBER 22, 2000 TO
                          PROSPECTUS DATED MAY 1, 2000


8. OTHER INFORMATION

The paragraph entitled "Administration" is replaced as follows:

         Effective August 15, 2000, NAVISYS, Incorporated, 9735 Landmark Parkway Drive, St. Louis, Missouri, changed its name back to GENELCO, Incorporated. We have hired GENELCO to perform certain administrative services regarding the Policies. The administrative services include issuance of the Policy and maintenance of Policy records. Claims are handled jointly between BMA and GENELCO.



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